UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) March 28, 2011

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-13763	59-2095002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250 140th Avenue North

Clearwater, Florida 33760

(Address of principal executive offices)

(727) 535-0572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On March 28, 2011, Technology Research Corporation, a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Coleman Cable, Inc., a Delaware corporation (“Parent”), and Clearwater Acquisition I, Inc., a Florida corporation and wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Purchaser has agreed to commence a cash tender offer (the “Offer”) to purchase all of the Company’s issued and outstanding shares of common stock, par value $0.51 per share (“Common Stock”), including the associated Rights (as defined in Item 3.03 below) (the “Shares”), at a price of $7.20 per Share in cash, without interest (less any applicable withholding taxes) (the “Per Share Amount”).

Purchaser has agreed to commence the Offer no earlier than April 11, 2011 and no later than April 18, 2011, and the Offer will expire on the later of (i) the 20th business day beginning with (and including) the commencement of the Offer and (ii) May 13, 2011, unless extended in accordance with the terms of the Merger Agreement and applicable law (the “Expiration Date”). The Purchaser is required to extend the Offer for up to two increments of 10 days following the initial Expiration Date if the Offer has not closed by the initial Expiration Date and may extend the Offer at its discretion for one or more additional periods. In no event may the Offer be extended beyond July 10, 2011 without the consent of the Company.

The obligation of Parent and Purchaser to consummate the Offer is subject to customary conditions, including but not limited to: (a) 50.1% of the outstanding Shares (determined on a fully-diluted basis) having been validly tendered and not withdrawn prior to the expiration of the Offer (the “Minimum Tender Condition”); and (b) there having occurred no change in recommendation by the Company’s Board of Directors (the “Company Board”).

Following the successful completion of the Offer, and subject to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). At the effective time of the Merger, each issued and outstanding Share, other than Shares held in the treasury of the Company or owned by Parent, Purchaser or any of their affiliates, will be converted into the right to receive the merger consideration (which is equal to the Per Share Amount).

In the Merger Agreement, the Company granted to Purchaser an irrevocable option (the “Top-Up Option”), upon the terms and subject to the conditions set forth in the Merger Agreement (including the Purchaser owning after the completion of the Offer at least 50.1% but less than eighty percent (80%) of all outstanding Shares), to purchase at the Per Share Amount a number of authorized but unissued Shares equal to the lowest number of Shares that, when added to the number of Shares owned by Parent and Purchaser, would constitute one share more than 80% of the Shares then outstanding (the “Top-Up Option Shares”). In no event will the Top-Up Option be exercisable if the number of Top-Up Option Shares would be in excess of the number of authorized but unissued Shares that are not already reserved for issuance as of immediately prior to the issuance of the Top-Up Option Shares. The Top-Up Option is only exercisable once in whole and not in part within ten (10) business days after the date on which Purchaser accepts for payment and pays for Shares pursuant to the Offer (the “Purchase Date”); provided, however, that the Top-Up Option will not be exercisable if the Minimum Tender Condition has not been satisfied and will terminate on the Expiration Date if the Minimum Tender Condition has not been satisfied as of such date. The Top-Up Option will terminate concurrently with the termination of the Merger Agreement in accordance with its terms.

The Merger Agreement contains representations, warranties and covenants customary for a transaction of this nature.

The Merger Agreement permits the Company to solicit alternative acquisition proposals from third parties until May 11, 2011. In addition, the Company may, at any time, upon the terms and subject to the conditions of the Merger Agreement, respond to any unsolicited proposal that constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement). There can be no assurance that this process will result in an alternative transaction. Purchaser will terminate the Offer if the Company accepts a Superior Proposal and terminates the Merger Agreement in accordance with its terms.

The Merger Agreement also includes customary termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances (including the acceptance of a Superior Proposal), the Company will be required to pay Parent a termination fee of $1,250,000 inclusive of expenses.

Neither the Offer nor the Merger is subject to a financing condition. The closing of the Merger is subject to customary closing conditions. If Purchaser achieves ownership of 80% of the outstanding Shares through the Offer, including any exercise of the Top-Up Option described above, it may effect the Merger as a short-form merger without a vote or any further action by the Company’s shareholders. Otherwise, the Parent and Purchaser will need to obtain the approval of the Company’s shareholders holding a majority of the Shares to adopt the Merger Agreement prior to consummating the Merger. In this event, the Company will call and convene a shareholders’ meeting to obtain this approval, and Purchaser will vote all Shares it acquires pursuant to the Offer and subsequent offering period, if any, in favor of the adoption of the Merger Agreement, thereby assuring approval.

The Merger Agreement provides that, subject to the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, upon the purchase by Purchaser pursuant to the Offer of such number of Shares as shall satisfy the Minimum Tender Condition, and from time to time thereafter, Purchaser may designate directors to serve on the Company Board up to such number of directors equal to the product (rounded up to the next whole number) obtained by multiplying (a) the total number of directors on the Company Board (giving effect to any increase in the number of directors pursuant to the Merger Agreement) by (b) the percentage that the aggregate number of Shares beneficially owned by Purchaser and its affiliates bears to the total number of Shares then outstanding (on a fully-diluted basis). The Company has agreed, upon Purchaser’s request, to use its best efforts to take all such actions as are necessary to elect or designate to the Company Board the individuals designated by Purchaser, including by increasing the size of the Company Board. The Company shall also cause the directors elected or designated by Purchaser to the Company Board to serve on and constitute the same percentage (rounded up to the next whole number) as is on the Company Board of each committee of the Company Board. Pursuant to Rule 14f-1, the Company will distribute to each of the Company’s shareholders an Information Statement that will, among other things, provide information regarding the Purchaser’s proposed directors.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and solely for the benefit of the contracting parties, (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Parent and Purchaser in connection with the Merger Agreement, (c) will not survive consummation of the Merger, (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

Shareholder Tender Agreement

Concurrently with the execution of the Merger Agreement, Hosea II, LLC, a company controlled by Roger Boatman, an employee of the Company, entered into a Tender and Support Agreement (the “Shareholder Tender Agreement”) with Parent and Purchaser. Pursuant to the terms of the Shareholder Tender Agreement, such shareholder has agreed to exercise all of its rights with respect to its Shares to, and use its best efforts to, tender its Shares in the Offer on the terms and subject to the conditions of such agreement and has granted irrevocable proxies to Parent and Purchaser or has otherwise agreed to vote its Shares in favor of the Merger if such vote is required. The Shares subject to the Shareholder Tender Agreement comprise approximately 10% of all outstanding Shares. The Shareholder Tender Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

The foregoing description of the Shareholder Tender Agreement does not purport to be complete and is qualified in its entirety by reference to the Shareholder Tender Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On March 28, 2011, the Company entered into an Amendment to Rights Agreement (the “Amendment”) with Registrar and Transfer Company, as rights agent (the “Rights Agent”). The Amendment amends the terms of the Rights Agreement, dated as January 18, 2011, between the Company and the Rights Agent (the “Rights Agreement”). The Amendment was entered into in order to ensure that the Merger Agreement, the Offer, the Merger or the consummation of any other transaction contemplated by the Merger Agreement do not trigger the distribution and/or exercise of the Rights (as defined in the Rights Agreement). The Amendment provides that, among other things: (i) no Person (as defined in the Rights Agreement) will be or become an Acquiring Person (as defined in the Rights Agreement) as a result of, among other things, the execution, delivery or public announcement of the Merger Agreement, the Offer, the Merger or the other transactions contemplated by the Merger Agreement; (ii) no Stock Acquisition Date (as defined in the Rights Agreement) or Distribution Date (as defined in the Rights Agreement) will occur as a result of, among other things, the execution, delivery or public announcement of the Merger Agreement, the Offer, the Merger or the other transactions contemplated by the Merger Agreement; and (iii) the Rights will expire immediately prior to the Effective Time (as defined in the Merger Agreement).

A copy of the Amendment is attached as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 7.01 Regulation FD Disclosure.

On March 28, 2011, the Company and Parent issued a joint press release announcing that they have entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits .

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 28, 2011, among Coleman Cable, Inc., Clearwater Acquisition I, Inc., and Technology Research Corporation

4.1	Amendment to Rights Agreement, dated as of March 28, 2011, between Technology Research Corporation, and Registrar and Transfer Company

10.1	Tender and Support Agreement, dated as of March 28, 2011, among Coleman Cable, Inc., Clearwater Acquisition I, Inc., and Hosea II, LLC

99.1	Press Release dated March 28, 2011, issued by Technology Research Corporation and Coleman Cable, Inc.

IMPORTANT INFORMATION ABOUT THE TENDER OFFER

This Form 8-K is not an offer to purchase or a solicitation of an offer to sell securities of the Company. The planned tender offer by Purchaser for all of the outstanding shares of common stock of the Company has not been commenced. On commencement of the tender offer, Parent will mail to the Company shareholders an offer to purchase and related materials and the Company will mail to its shareholders a solicitation/recommendation statement with respect to the tender offer. Purchaser will file its offer to purchase with the Securities and Exchange Commission (the “SEC”) on Schedule TO, and the Company will file its solicitation/recommendation statement with the SEC on Schedule 14D-9. The Company’s shareholders are urged to read these materials carefully when they become available, since they will contain important information, including terms and conditions of the offer. The Company’s shareholders may obtain a free copy of these materials (when they become available) and other documents filed by Purchaser or the Company with the SEC at the website maintained by the SEC at www.sec.gov. These materials also may be obtained (when they become available) for free by contacting the information agent for the tender offer (when one is selected).

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 of the Company: Some of the statements in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. These statements are related to future events, other future financial performance or business strategies, and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue,” or the negative of such terms, or other comparable terminology. These statements are only predictions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider the factors discussed in filings with the Securities and Exchange Commission, including the annual report on Form 10-K for the year ended March 31, 2010, the Company’s quarterly reports on Form 10-Q, and periodic reports on Form 8-K. Do not rely on any forward-looking statement, as the Company cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. The Company makes no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION
(Registrant)

Date: March 28, 2011	By:	/s/ Robert D. Woltil
Robert D. Woltil
Chief Financial Officer